                      SEMIANNUAL REPORT / JANUARY 31, 2002

                               AIM HIGH YIELD FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                   WHEAT FIELD WITH A LARK BY VINCENT VAN GOGH

                 GOOD TIMES ARE COMMONLY REPRESENTED BY A WHEAT

                    SHEAF, CONNOTING NATURE'S BOUNTY AND THE

                  HARVEST THAT IS REAPED AFTER ARDUOUS LABOR.

              ALTHOUGH HARDSHIP MAY BE INCURRED ALONG THE WAY, THE

               DISCIPLINED INVESTOR KNOWS THAT IN THE LONG TERM,

                     PERSEVERANCE SHOULD RESULT IN REWARD.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THE REPORT:

o AIM High Yield Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund's average annual total returns as of the close of the reporting period (including sales charges) are as follows. Class A shares, one year, -14.87%; five years, -5.50%; 10 years, 3.07%; inception (7/11/78), 7.88%.
    Class B shares, one year, -15.21%; five years, -5.51%; inception (9/1/93), 0.50%. Class C shares, one year, -12.08%; inception (8/4/97), -6.99%. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 12/31/01, the most recent calendar quarter-end, which were: Class A shares, one year, -8.15%; five years, -5.27%; 10 years, 3.55%; inception (7/11/78), 7.90%. Class B shares, one year, -8.55%; five years, -5.30; inception (9/1/93), 0.49%. Class C shares, one year, -5.36%; inception (8/4/97), -7.18%.

o Past performance cannot guarantee comparable future results. DUE TO RECENT MARKET VOLATILITY RESULTS, AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized and calculated at maximum offering price.

o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.

o The fund invests in higher yielding, lower rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds), for which the government guarantees the repayment of principal and interest if held to maturity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman High Yield Bond Index, which represents the performance of non-investment-grade debt securities, is compiled by Lehman Brothers, a well-known global investment firm.

o The unmanaged Lipper High Yield Bond Fund Index represents an average of the performance of the 30 largest high yield funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           We understand how challenging the investing environment has
ROBERT H.           been recently. For equity investors, the years 2000 and 2001
GRAHAM]             were unlike anything we had seen in a generation. For the
                    first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI
                    World Index also produced negative returns both years.

                        As usually occurs during difficult stock markets,
                    fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate Bond Index produced positive returns both years. (High yield bonds, however, significantly underperformed investment-grade bonds in both years.)

                        Conditions were trying on many levels. Geopolitically, the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in 2001. Macroeconomically, the United States officially slipped into recession in March 2001, the first such slowdown in a decade.

    At the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, about 11 weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.
    Like many other mutual funds, your fund suffered a loss due to its holdings in Enron. AIM has retained counsel to evaluate and pursue all appropriate remedies for your fund to recover its loss, whether from Enron or from other third parties involved. You should be aware, however, that because the fund has a sizable number of holdings, its loss from Enron did not have a significant effect on its performance--precisely the rationale behind investing in a diversified instrument such as a mutual fund.

WHAT SHOULD INVESTORS DO NOW?

Mindful of recent events and in view of the two-year bear market in equities, many shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this reporting period. Relying on one stock to build financial security has again proven to be downright dangerous, but investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio with different classes of securities and investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE

For the six months covered by this report, Class A shares of AIM High Yield Fund returned -1.16% at net asset value. By comparison, the Lipper High Yield Bond Fund Index returned -1.51% over the same six months. The fund rebounded in the final three months of the reporting period, with Class A shares returning 3.06%, excluding sales charges. Over the last year or so, fund managers have worked hard to reposition the fund. We feel those restructuring efforts are paying off as evidenced by the fund's three-month return.
    The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the reporting period, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 15, 2002

DEMAND FOR HIGH YIELD BONDS INCREASES

HOW DID AIM HIGH YIELD FUND PERFORM DURING THE REPORTING PERIOD?

High yield bonds endured rather volatile fixed-income market conditions for much of the reporting period. Still, overall performance in the high yield bond area continued to be much better in 2001 than in 2000. Given this environment, the fund posted a return of -1.16% for Class A shares and -1.53% for Class B and C shares, excluding sales charges, for the six-month period ended January 31, 2002. The fund tracked its benchmark indexes, the Lipper High Yield Bond Fund Index and the Lehman High Yield Bond Index, which returned -1.51% and 0.53%, respectively, for the same period.

    The fund's six-month return, however, doesn't illustrate improvement in fund performance late in the year. For the three-month period ended January 31, 2002, the fund posted a return of 3.06% for Class A shares, 2.86% for Class B shares and 2.87% for Class C shares, excluding sales charges.

    Also, despite sometimes difficult market conditions during the reporting period, the fund continued to provide attractive current income. As of January 31, 2002, the fund's 30-day SEC yield was 9.83% for Class A shares and 9.56% for Class B and Class C shares. By comparison, the yield on the 10-year U.S. Treasury note was 5.03%.

WHAT TRENDS INFLUENCED FIXED-INCOME MARKETS?

As a creeping cloud of global economic unease settled across the world, the Fed, like many other world central banks, continued its easing policy during the second half of 2001. The Fed continued cutting the targeted federal funds rate--which banks use on overnight loans to each other--from 3.75% at the start of the reporting period to 1.75% by the end of 2001. A new year, however, brought an end to the Fed's easing streak as it left short-term rates unchanged at its January 2002 meeting. In that meeting, the Fed pointed out that improving economic data was becoming more common but remained concerned about business investment and consumer spending.

    The Fed's easing policy throughout last year was generally favorable for bonds as interest rates are inversely related to bond prices (when rates go down, bond prices tend to go up). That said, higher-rated, investment grade bonds tend to move more in value with interest rates than their high yield brethren. High yield bonds typically benefit more from economic strength and from lower risk premiums than they are influenced by general interest rate changes.

HOW DID THE HIGH YIELD MARKET FARE?

The reporting period, which fell largely in the last half of 2001, was marked by volatility. In the wake of September 11, the high yield bond market sold off sharply. But a rally in October and November helped buoy returns for the reporting period. Fundamental concerns, however, such as weak corporate profits, a

================================================================================

[ARTWORK] FUND AT A GLANCE

AIM High Yield Fund is for shareholders who seek a high level of current income. The fund invests in a portfolio consisting primarily of high yielding, lower-rated bonds.

INVESTMENT STRATEGY: CURRENT INCOME

o   Invests in below-investment-grade bonds

o   Seeks attractive relative value across sectors, industries and securities

o Manages risk through diversification across credit quality, issuers and industries

================================================================================

FUND PROVIDES ATTRACTIVE INCOME

30-day SEC yield as of 1/31/02

FUND CLASS A SHARES                           9.83%

FUND CLASS B & C SHARES                       9.56%

10-YEAR U.S. TREASURY                         5.03%

================================================================================

================================================================================

PORTFOLIO COMPOSITION

As of 1/31/02, based on total net assets

======================================================================================================================
TOP 10 ISSUERS                                                  TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------------
 1. Intermedia Communications Inc.            3.0%               1. Broadcasting & Cable TV                     17.2%

 2. Charter Communications Holdings,                             2. Wireless Telecommunications Services        11.4
    LLC/Charter Communications Holdings
    Capital Corp.                             2.4

 3. Dobson Communications Corp.               1.8                3. Casinos & Gaming                             4.6

 4. Pegasus Communications Corp.-Series B     1.8                4. Oil & Gas Exploration & Production           4.6

 5. Warner Chilcott, Inc.                     1.7                5. Alternative Carriers                         3.3

 6. Adelphia Communications Corp.             1.6                6. Electric Utilities                           3.3

 7. Fox Family Worldwide, Inc.                1.5                7. Integrated Telecommunication Services        2.8

 8. Nextel Communications, Inc.               1.5                8. Railroads                                    2.5

 9. Spectrasite Holdings, Inc.                1.3                9. Trucking                                     2.5

10. AES Corp. (The)                           1.3               10. Telecommunications Equipment                 2.4

The fund's portfolio is subject to change, and there is no guarantee the fund will continue to hold any particular security
======================================================================================================================

multitude of corporate downgrades and an increase in defaults continued to plague the high yield market.

    Defaults, however, are considered "lagging" indicators as they are backward looking--by the time a bond actually defaults, the bond price reflects that event. For example, bonds listed as defaulted in 1991 (a year of high defaults) actually began trading at low levels a few years earlier. By the time they were listed as defaults in 1991, they didn't have far to fall in price and had little impact on return that year.

    In terms of supply and demand, inflows outpaced outflows--that's markedly different from 2000 where money was flowing out, not in. New supply in 2001 was largely non-telecommunications-related but broadly diversified across a myriad of industries.

    Yields on high yield bonds continued to look attractive. Indeed, spreads (the difference between yields on high yield bonds and comparable-maturity Treasuries) stood at near record levels during 2001. This encouraged investors seeking yields they could no longer find on other investments to consider the high yield market.

    Credit quality also played a role in performance. With all eyes on the health of the economy, the best returns for 2001 as a whole belonged to the highest quality sector, BB-rated bonds. That said, however, lower-rated credits outperformed BB-rated bonds for the final three months of the reporting period. This proved beneficial for the fund as it maintains an overall B rating.

HOW DID YOU MANAGE THE FUND?

During the reporting period, we continued to reposition the fund so we could be more responsive to changes in the market. That repositioning is now largely complete. Specifically, we enhanced our diversification efforts by adding names across various industries. And, we increased the credit quality and liquidity of the fund by adding more BB bonds, while reducing our exposure to lower-rated tiers. The fund's average credit quality, however, remains B.

    We also reduced our exposure to the telecommunications sector--a problem area for the high yield market in 2001. That said, some of the telecommunications/media names we left in the fund proved quite beneficial. For instance, two issues we hold were recently acquired by investment grade companies, leaving our bonds to rally in response.

    Overall, we believe our repositioning efforts are paying off. Fund performance is beginning to improve as illustrated by the fund's late-year performance. Perhaps the most important test of the fund's restructuring efforts came shortly after September 11. Risk aversion was rampant in the market and investor interest was focused almost solely on high-quality investments. Still, the fund weathered the storm and was competitive within its peer group in October.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

After 11 rate cuts by the Fed last year, many are hoping for an economic rebound in 2002. Typically, when the economy turns upward, high yield companies benefit as economic growth helps ease the pressure on highly leveraged companies.

     A rebound in the economy coupled with increased investor interest in high yield bonds could be positive signs for the market. Although we cannot predict to what extent or for how long these increased cash inflows will continue, we believe that high yield bonds remain an attractive option for risk-tolerant investors looking for high income with some potential appreciation.

          See important fund and index disclosures inside front cover.

WHAT DO BOND RATINGS MEAN?

The preceding discussion of your fund's performance mentions the quality of the bonds in the fund's portfolio. Just what are bond quality ratings?

    Two well-known rating agencies, ~Moody's and Standard & Poor's (S&P), assign ratings to bond issues. The chart shows a summary of the definitions of these ratings.

HOW BONDS ARE RATED

Bond ratings are essentially based on the issuer's risk of default (nonpayment of principal and/or interest) on the bond. How does a bond rating come about? Say a company wants to raise $5 million for expansion by issuing a five-year bond, meaning that in five years, the company will repay $5 million plus interest to the investor(s) in the bond issue. The company, or issuer, pays a fee to have its bond rated by a qualified rating agency.

    The selected rating agency sends representatives to the company to meet with management and evaluate the company's short- and long-term risk profile--the company's ability and willingness to pay the principal and interest of the bond issue at its maturity, in this case five years. Other rating factors include:

o   the make-up and terms of the particular issue;

o   the level and predictability of the issuer's cash flow;

o how well-protected the issue is in the event of bankruptcy, reorganization or other arrangement;

o possible adverse economic conditions, both in general and in the company's sector; and currency risk in the case of foreign issues.

    After considering these and other factors deemed necessary by agency representatives, the rating agency assigns a rating, such as "A," to the issue. The rating is made public before the issue is offered to investors so they know the relative quality of the bond. Investors can then decide for themselves if they wish to invest in a particular bond issue.

================================================================================

BOND RATINGS

MOODY           S&P                 INVESTMENT-GRADE


Aaa             AAA                 Bonds of the highest quality, with the
                                    lowest degree of long-term investment risk.
                                    Issuers' ability to repay is very high.

Aa              AA                  Bonds of high quality with slightly greater
                                    long-term investment risk.

 A               A                  Bonds with favorable investment attributes
                                    but elements making them more susceptible to adversity.

Bb              BBB                 Medium-grade bonds that are currently secure
                                    but possibly unreliable over time.

                                    NON-INVESTMENT-GRADE (HIGH YIELD OR JUNK)

B               BB                  Bonds with speculative elements that make
                                    them not well-safeguarded and uncertain.

Caa              B                  Bonds with low long-term assurance of
                                    payment.

Ca              CCC                 Bonds of poor standing that may be in
                                    default or in danger of default.

C               CC                  Bonds of highly speculative quality that are
                                    often in default.

-                C                  Lowest-rated bonds with poor prospects of
                                    ever being upgraded to investment standing.

                 D                  Bonds in default. Issuer cannot repay.
================================================================================

WHAT BOND RATINGS MEAN

Although the rating systems of the two agencies differ slightly, their hierarchy is essentially the same: the highest-rated bonds, Aaa for Moody's and AAA for S&P, are those which show the best capacity for repayment of the principal (face value) plus interest to the bondholder. These high-rated bonds have a lower return because they are a lower-risk investment. In other words, rating and risk/return move inversely for bonds--the lower the rating, the higher the potential risk and return, and vice versa. So although investment-grade bonds such as U.S. Treasury issues are some of the safest investments around, more speculative junk bonds can yield significantly higher returns if an investor can tolerate the risk.

    Moody's and S&P sometimes use modifiers with their standard ratings. Moody's may add a 1, 2 or 3 to a rating (e.g., Aa2), with a 1 denoting an issue ranking in the higher end of its category, a 2 denoting a mid-range ranking and a 3 denoting a lower-end ranking. Similarly, S&P may add a plus (+) or minus (-) to show an issue's relative standing within a category (e.g., B+).

    Once assigned, bond ratings are not often altered. However, if major changes occur in an issuer's short- or long-term credit outlook, a rating agency may review the rating for possible modification. Contributing factors may include shifts in industry demand, new technologies, government intervention, regulatory changes or changes in macroeconomic variables such as oil prices. Events such as these are weighed to determine how much ~they will affect the issuer's operations and direction.

UNRATED BONDS

What about unrated bonds? The fact that a bond is unrated does not make it a "bad" bond. Some organizations simply choose not to pay to have their bonds rated. Often the issuer of an unrated bond is a small entity such as a town or district that does not have extra money to pay for a rating. In those cases, independent research is necessary on the part of the investor to put together a risk profile of the issuer.

================================================================================

WHAT TYPES OF BONDS DOES YOUR FUND OWN?

[PHOTO] Your fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in your fund's portfolio and the risk factors that may be associated with these securities. Your financial advisor is the best person to contact if you have any questions about investing in bonds or in a bond fund.

================================================================================

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JANUARY 31, 2002
(UNAUDITED)


                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
BONDS & NOTES-93.74%

AEROSPACE & DEFENSE-1.12%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $14,970,000    $   15,288,112
============================================================================

AIRLINES-0.87%

Air Canada (Canada), Sr. Unsec. Yankee Notes,
  10.25%, 03/15/11                               5,445,000         3,838,725
----------------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                         8,830,000         7,996,006
============================================================================
                                                                  11,834,731
============================================================================

ALTERNATIVE CARRIERS-3.30%

GT Group Telecom Inc. (Canada), Sr. Unsec.
  Disc. Yankee Notes, 13.25%, 02/01/10(a)       28,880,000         3,898,800
----------------------------------------------------------------------------
Intermedia Communications Inc.,
  Series B, Sr. Sub. Disc. Notes, 12.25%,
    03/01/09(a)                                  2,910,000         2,524,425
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.50%, 03/01/09   32,120,000        33,726,000
----------------------------------------------------------------------------
  Sr. Notes, 8.88%, 11/01/07                     2,000,000         2,052,500
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.60%, 06/01/08              2,830,000         2,851,225
============================================================================
                                                                  45,052,950
============================================================================

APPAREL & ACCESSORIES-0.24%

William Carter Co. (The), Sr. Unsec. Gtd.
  Sub. Notes, 10.88%, 08/15/11                   3,085,000         3,331,800
============================================================================

APPAREL RETAIL-0.89%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                              12,195,000        12,149,269
============================================================================

AUTO PARTS & EQUIPMENT-0.68%

Advance Stores Co., Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.25%, 04/15/08              8,920,000         9,332,550
----------------------------------------------------------------------------
Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%, 03/15/07(b)   23,770,000             2,377
============================================================================
                                                                   9,334,927
============================================================================

BROADCASTING & CABLE TV-16.85%

Acme Communications, Inc.-Series B, Sr.
  Unsec. Unsub. Gtd. Notes, 10.88%, 09/30/04     6,570,000         6,504,300
----------------------------------------------------------------------------
Adelphia Communications Corp., Class A, Sr.
  Unsec. Notes, 10.25%, 11/01/06                 4,150,000         4,284,875
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.88%, 03/01/07    4,220,000         4,304,400
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 10/01/10             9,595,000        10,338,612
----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.25%, 06/15/11        2,950,000         3,068,000
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE

BROADCASTING & CABLE TV-(CONTINUED)

Allbritton Communications Co.,
  Sr. Sub. Notes, 8.88%, 02/01/08              $ 2,900,000    $    3,001,500
----------------------------------------------------------------------------
  Sr. Unsec. Sub. Deb., 9.75%, 11/30/07          1,950,000         2,067,000
----------------------------------------------------------------------------
Callahan Nordrhein Westfalen (Germany), Sr.
  Unsec. Yankee Notes, 14.00%, 07/15/10         14,955,000         7,253,175
----------------------------------------------------------------------------
CanWest Media Inc. (Canada), Sr. Unsec. Sub.
  Yankee Notes, 10.63%, 05/15/11                 3,875,000         4,214,062
----------------------------------------------------------------------------
Charter Communications Holdings, LLC/ Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Disc. Notes, 9.92%, 04/01/11(a)    39,150,000        28,481,625
----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.13%, 01/15/11        3,975,000         4,193,625
----------------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Disc. Deb., 11.20%, 11/15/07     2,375,000         1,911,875
----------------------------------------------------------------------------
CSC Holdings Inc., Series B, Sr. Unsec.
  Notes, 7.63%, 04/01/11                         8,700,000         8,617,611
----------------------------------------------------------------------------
  Sr. Unsec. Deb., 7.63%, 07/15/18               3,934,000         3,638,950
----------------------------------------------------------------------------
  Sr. Unsec. Deb., 7.88%, 02/15/18               4,580,000         4,328,100
----------------------------------------------------------------------------
Diamond Cable Communications PLC (United
  Kingdom),
  Sr. Unsec. Disc. Yankee Notes, 10.75%,
    02/15/07(a)                                 16,750,000         5,527,500
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Disc. Yankee Notes,
    11.75%, 12/15/05                             1,150,000           385,250
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Disc. Yankee Notes,
    13.25%, 09/30/04                             9,970,000         3,290,100
----------------------------------------------------------------------------
Echostar Broadband Corp., Sr. Unsec. Notes,
  10.38%, 10/01/07                               6,480,000         6,933,600
----------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc.
  Notes, 10.25%, 11/01/07                       19,219,439        21,120,631
----------------------------------------------------------------------------
FrontierVision Operating Partners, L.P., Sr.
  Unsec. Sub. Notes, 11.00%, 10/15/06            7,000,000         7,280,000
----------------------------------------------------------------------------
Insight Midwest, L.P., Sr. Unsec. Notes,
  10.50%, 11/01/10                               6,435,000         7,030,237
----------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(a)                    19,060,000         8,434,050
----------------------------------------------------------------------------
Mediacomm LLC, Sr. Unsec. Notes, 9.50%,
  01/15/13                                       8,140,000         8,628,400
----------------------------------------------------------------------------


                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
BROADCASTING & CABLE TV-(CONTINUED)

ONO Finance PLC (United Kingdom), Sr. Unsec.
  Gtd. Euro Notes, 13.00%, 05/01/09            $20,600,000    $   14,523,000
----------------------------------------------------------------------------
Pegasus Communications Corp. Series B, Sr.
  Notes, 9.63%, 10/15/05                         7,700,000         7,045,500
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 12.50%,
    08/01/07                                    17,500,000        17,237,500
----------------------------------------------------------------------------
Radio One, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 8.88%, 07/01/11                    3,920,000         4,125,800
----------------------------------------------------------------------------
Salem Communications Holding Corp.- Series B,
  Sr. Unsec. Gtd. Sub. Notes, 9.00%, 07/01/11    5,070,000         5,298,150
----------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., Sr. Sub.
  Notes, 8.75%, 12/15/11(c)                      4,390,000         4,521,700
----------------------------------------------------------------------------
Telewest Communications PLC (United Kingdom),
  Sr. Unsec. Yankee Deb., 9.63%, 10/01/06        7,140,000         4,890,900
----------------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands) Series B, Sr. Unsec. Yankee
  Notes, 11.25%, 02/01/10(b)                    21,290,000         2,341,900
----------------------------------------------------------------------------
  Series B, Sr. Unsec.Yankee Notes, 11.50%,
    02/01/10(b)                                  8,200,000           902,000
----------------------------------------------------------------------------
Young Broadcasting Inc., Sr. Unsec. Notes,
  8.50%, 12/15/08(c)                             4,400,000         4,554,000
============================================================================
                                                                 230,277,928
============================================================================

BUILDING PRODUCTS-1.56%

Brand Services, Inc., Sr. Unsec. Notes,
  10.25%, 02/15/08                               9,930,000         9,445,912
----------------------------------------------------------------------------
MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                       12,500,000        11,937,500
============================================================================
                                                                  21,383,412
============================================================================

CASINOS & GAMING-4.64%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                        9,940,000        10,983,700
----------------------------------------------------------------------------
Argosy Gaming Co., Sr. Unsec. Sub. Notes,
  9.00%, 09/01/11                                2,720,000         2,910,400
----------------------------------------------------------------------------
Boyd Gaming Corp.,
  Sr. Unsec. Gtd. Notes, 9.25%, 08/01/09         6,000,000         6,210,000
----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 9.50%, 07/15/07         2,400,000         2,484,000
----------------------------------------------------------------------------
Herbst Gaming, Inc.-Series B, Sr. Sec. Notes,
  10.75%, 09/01/08                               4,460,000         4,694,150
----------------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital
  Corp., Sr. Unsec. Gtd. First Mortgage
  Notes, 13.00%, 08/01/06                        9,005,000         9,320,175
----------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                        4,630,000         5,139,300
----------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec. Gtd. Sub.
  Notes, 8.75%, 04/15/09                         3,720,000         3,673,500
----------------------------------------------------------------------------
MGM Mirage Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.75%, 06/01/07                                7,275,000         7,784,250
----------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                         5,235,000         5,084,651
----------------------------------------------------------------------------
Resort at Summerlin LP-Series B, Sr. Sub.
  Notes, 13.00%, 12/15/07(b)                    25,769,000               258
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE

CASINOS & GAMING-(CONTINUED)

Venetian Casino Resort LLC, Sec. Gtd.
  Mortgage Notes, 12.25%, 11/15/04             $ 5,015,000    $    5,190,525
============================================================================
                                                                  63,474,909
============================================================================

COMMODITY CHEMICALS-0.76%

ISP Chemo Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 07/01/11                        9,870,000        10,412,850
============================================================================

CONSTRUCTION & ENGINEERING-0.79%

Schuff International Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08                  11,155,000        10,834,294
============================================================================

CONSTRUCTION & FARM MACHINERY-0.94%

AGCO Corp., Sr. Unsec. Gtd. Notes, 9.50%,
  05/01/08                                       7,940,000         8,485,875
----------------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 07/15/11(c)                             4,260,000         4,393,125
============================================================================
                                                                  12,879,000
============================================================================

CONSTRUCTION MATERIALS-0.71%

Dayton Superior Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 06/15/09                        9,580,000         9,723,700
============================================================================

DISTILLERS & VINTNERS-0.18%

Constellation Brands, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 8.13%, 01/15/12                    2,430,000         2,484,675
============================================================================

DISTRIBUTORS-0.06%

Amerigas Partners, L.P., Sr. Unsec. Notes,
  8.88%, 05/20/11                                  810,000           830,250
============================================================================

DIVERSIFIED CHEMICALS-0.21%

Millennium America, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.25%, 06/15/08                    2,720,000         2,835,600
============================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.55%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                   7,585,000         7,547,075
============================================================================

DIVERSIFIED METALS & MINING-0.65%

Centaur Mining and Exploration Ltd.
  (Australia), Sr. Gtd. Yankee Notes, 11.00%,
  12/01/07(b)                                   28,800,000         1,512,000
----------------------------------------------------------------------------
Neenah Corp.-Series D, Sr. Sub. Notes,
  11.13%, 05/01/07                              14,750,000         7,301,250
============================================================================
                                                                   8,813,250
============================================================================

DRUG RETAIL-0.22%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07                                5,320,000         2,952,600
============================================================================

ELECTRIC UTILITIES-3.28%

AES Corp. (The),
  Sr. Unsec. Notes, 9.50%, 06/01/09              3,855,000         3,411,675
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 06/15/08      10,690,000         9,353,750
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 9.38%, 09/15/10       5,000,000         4,381,250
----------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                       9,235,000         7,618,875
----------------------------------------------------------------------------


                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
ELECTRIC UTILITIES-(CONTINUED)

Calpine Corp., Sr. Unsec. Notes, 8.63%,
  08/15/10                                     $ 4,010,000    $    3,308,250
----------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                7,200,000         7,632,000
----------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                               8,155,000         9,092,825
============================================================================
                                                                  44,798,625
============================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.72%

Cherokee International LCC-Series B, Sr.
  Unsec. Sub. Notes, 10.50%, 05/01/09           11,350,000         5,618,250
----------------------------------------------------------------------------
Flextronics International Ltd. (Singapore),
  Sr. Unsec. Sub. Yankee Notes, 9.88%,
  07/01/10                                       7,340,000         8,000,600
----------------------------------------------------------------------------
Knowles Electronics Inc., Sr. Unsec. Gtd.
  Sub. Notes, 13.13%, 10/15/09                   9,860,000         9,909,300
============================================================================
                                                                  23,528,150
============================================================================

EMPLOYMENT SERVICES-0.72%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                       12,625,000         9,784,375
============================================================================

ENVIRONMENTAL SERVICES-0.98%

Allied Waste North America Inc., Series B,
  Sr. Unsec. Gtd. Sub. Notes, 10.00%,
  08/01/09                                       9,665,000         9,858,300
----------------------------------------------------------------------------
  Sr. Notes, 8.50%, 12/01/08(c)                  3,465,000         3,482,325
============================================================================
                                                                  13,340,625
============================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.28%

IMC Global Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 11.25%, 06/01/11                        3,520,000         3,792,800
============================================================================

FOOD DISTRIBUTORS-0.43%

Fleming Cos., Inc., Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.63%, 07/31/07                     900,000           852,750
----------------------------------------------------------------------------
  Sr. Sub. Notes, 10.63%, 07/31/07(c)            5,340,000         5,059,650
============================================================================
                                                                   5,912,400
============================================================================

FOOD RETAIL-0.26%

Pathmark Stores, Inc., Sr. Sub. Notes, 8.75%,
  02/01/12 (Acquired 01/23/02; Cost
  $3,420,000)(d)                                 3,420,000         3,505,500
============================================================================

FOREST PRODUCTS-0.73%

Louisiana-Pacific Corp., Sr. Unsec. Sub.
  Notes, 10.88%, 11/15/08                        5,295,000         5,255,287
----------------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08       4,930,000         4,757,450
============================================================================
                                                                  10,012,737
============================================================================

GENERAL MERCHANDISE STORES-1.01%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                        9,600,000         8,928,000
----------------------------------------------------------------------------
Travelcenters of America Inc., Sr. Unsec.
  Gtd. Sub. Notes, 12.75%, 05/01/09              4,480,000         4,866,400
============================================================================
                                                                  13,794,400
============================================================================

                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE


HEALTH CARE DISTRIBUTORS & SERVICES-0.48%

Fresenius Medical Care Capital Trust IV, Sec.
  Gtd. Notes, 7.88%, 06/15/11                  $ 3,750,000    $    3,740,625
----------------------------------------------------------------------------
Vanguard Health Systems, Inc., Sr. Sub.
  Notes, 9.75%, 08/01/11(c)                      2,635,000         2,779,925
============================================================================
                                                                   6,520,550
============================================================================

HEALTH CARE EQUIPMENT-0.87%

CONMED Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 03/15/08                                3,830,000         3,954,475
----------------------------------------------------------------------------
Radiologix, Inc., Sr. Unsec. Gtd. Notes,
  10.50%, 12/15/08(c)                            4,390,000         4,324,150
----------------------------------------------------------------------------
Vicar Operating, Inc., Sr. Sub. Notes, 9.88%,
  12/01/09 (Acquired 11/20/01; Cost
  $3,470,000)(d)                                 3,470,000         3,617,475
============================================================================
                                                                  11,896,100
============================================================================

HEALTH CARE FACILITIES-2.00%

Hanger Orthopedic Group, Inc., Sr. Sub.
  Notes, 11.25%, 06/15/09                        4,750,000         4,631,250
----------------------------------------------------------------------------
InSight Health Services Corp., Sr. Sub.
  Notes, 9.88%, 11/01/11(c)                      2,215,000         2,298,063
----------------------------------------------------------------------------
Magellan Health Services, Inc.,
  Sr. Notes, 9.38%, 11/15/07(c)                  3,545,000         3,527,275
----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 9.00%, 02/15/08         5,265,000         4,343,625
----------------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Notes,
  9.50%, 06/15/09                                5,320,000         5,426,400
----------------------------------------------------------------------------
Triad Hospitals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 8.75%, 05/01/09                    2,665,000         2,851,550
----------------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Sub. Notes, 10.00%, 12/15/11(c)     4,275,000         4,264,313
============================================================================
                                                                  27,342,476
============================================================================

HEALTH CARE SUPPLIES-0.54%

DJ Orthopedics, LLC, Sr. Unsec. Gtd. Sub.
  Notes, 12.63%, 06/15/09                        6,525,000         7,340,625
============================================================================

HOME FURNISHINGS-2.24%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09              9,425,000         8,588,531
----------------------------------------------------------------------------
Glenoit Corp., Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 04/15/07(b)                           24,915,000               249
----------------------------------------------------------------------------
Imperial Home Decor Group-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 11.00%, 03/15/08(b)   19,100,000                 2
----------------------------------------------------------------------------
Interface, Inc., Sr. Notes, 10.38%, 02/01/10
  (Acquired 01/11/02; Cost $1,250,000)(d)        1,250,000         1,306,250
----------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 13.38%, 10/15/09       8,395,000         7,765,375
----------------------------------------------------------------------------
Sealy Mattress Co., Sr. Sub. Notes, 9.88%,
  12/15/07(c)                                   10,830,000        11,154,900
----------------------------------------------------------------------------
Winsloew Furniture, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 12.75%, 08/15/07                   2,025,000         1,792,125
============================================================================
                                                                  30,607,432
============================================================================


                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE

HOMEBUILDING-2.18%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                 $ 6,190,000    $    6,569,138
----------------------------------------------------------------------------
Schuler Homes, Inc., %, 04/15/08 Class A, Sr.
  Unsec. Gtd. Sub. Notes, 10.50%, 07/15/11       6,430,000         6,815,800
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 9.00%, 04/15/08         3,800,000         3,914,000
----------------------------------------------------------------------------
WCI Communities Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.63%, 02/15/11                       11,770,000        12,535,050
============================================================================
                                                                  29,833,988
============================================================================

HOTELS-1.15%

Host Marriott Corp., Series A, Sr. Sec. Gtd.
  Notes, 7.88%, 08/01/05                         1,960,000         1,933,050
----------------------------------------------------------------------------
  Sr. Sec. Gtd. Notes, 7.88%, 08/01/08           6,410,000         6,249,750
----------------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Yankee
  Notes, 10.50%, 02/01/10                        5,700,000         5,899,500
----------------------------------------------------------------------------
Sun International Hotels Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Yankee Notes, 8.88%,
  08/15/11                                       1,580,000         1,572,100
============================================================================
                                                                  15,654,400
============================================================================

HOUSEHOLD APPLIANCES-0.43%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                               5,850,000         5,937,750
============================================================================

INDUSTRIAL MACHINERY-0.19%

Actuant Corp., Sr. Unsec. Gtd. Sub. Notes,
  13.00%, 05/01/09                               2,280,000         2,587,800
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.70%

ICG Services, Inc., Sr. Unsec. Disc. Notes,
  10.00%, 02/15/08                              79,250,000         5,151,250
----------------------------------------------------------------------------
Jazztel PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 14.00%, 04/01/09                 2,000,000           810,000
----------------------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr. Unsec. Notes,
  13.50%, 05/15/09                              21,100,000         2,004,500
----------------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      10,720,000         7,772,000
----------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                       7,860,000         5,462,700
----------------------------------------------------------------------------
PF.Net Communications, Inc., Sr. Unsec.
  Notes, 13.75%, 05/15/10                       18,200,000         3,731,000
----------------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                       11,400,000        12,027,000
============================================================================
                                                                  36,958,450
============================================================================

INTERNET SOFTWARE & SERVICES-0.48%

Equinix, Inc., Sr. Unsec. Notes, 13.00%,
  12/01/07                                      15,110,000         5,175,175
----------------------------------------------------------------------------
Globix Corp., Sr. Unsec. Notes, 12.50%,
  02/01/10(b)                                    7,855,000         1,374,625
============================================================================
                                                                   6,549,800
============================================================================

                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE


LEISURE FACILITIES-0.73%

Six Flags, Inc.,
  Sr. Notes, 8.88%, 02/01/10                   $ 4,750,000    $    4,733,090
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%, 02/01/09              2,185,000         2,256,013
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.75%, 06/15/07              2,835,000         2,937,769
============================================================================
                                                                   9,926,872
============================================================================

LIFE & HEALTH INSURANCE-0.30%

Conseco, Inc., Sr. Unsec. Notes,
  8.75%, 02/09/04                                1,740,000         1,017,900
----------------------------------------------------------------------------
  10.75%, 06/15/08                               5,440,000         3,073,600
============================================================================
                                                                   4,091,500
============================================================================

MEAT POULTRY & FISH-0.28%

Pilgrim's Pride Corp.-Class B, Sr. Unsec.
  Gtd. Notes, 9.63%, 09/15/11                    3,630,000         3,834,188
============================================================================

METAL & GLASS CONTAINERS-0.36%

Plastipak Holdings Inc., Sr. Notes, 10.75%,
  09/01/11(c)                                    4,535,000         4,852,450
============================================================================

MOVIES & ENTERTAINMENT-1.64%

Alliance Atlantis Communications Inc.
  (Canada), Sr. Unsec. Sub. Yankee Notes,
  13.00%, 12/15/09                               6,960,000         7,690,800
----------------------------------------------------------------------------
AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                        10,345,000         9,879,475
----------------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11(c)                4,530,000         4,784,813
============================================================================
                                                                  22,355,088
============================================================================

OFFICE ELECTRONICS-0.12%

Xerox Corp., Sr. Notes, 9.75%, 01/15/09
  (Acquired 01/14/02; Cost $1,608,322)(d)        1,690,000         1,605,500
============================================================================

OIL & GAS DRILLING-0.69%

Pride International, Inc., Sr. Unsec. Notes,
  10.00%, 06/01/09                               8,765,000         9,422,375
============================================================================

OIL & GAS EQUIPMENT & SERVICES-0.66%

First Wave Marine, Inc., Sr. Unsec. Notes,
  11.00%, 02/01/08(b)                           22,835,000           456,700
----------------------------------------------------------------------------
Hanover Equipment Trust 2001 A, Sr. Sec.
  Notes,
  8.50%, 09/01/08(c)                             2,640,000         2,620,200
----------------------------------------------------------------------------
  8.75%, 09/01/11(c)                               880,000           866,800
----------------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                       5,350,000         5,062,438
============================================================================
                                                                   9,006,138
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-4.58%

Abraxas Petroleum Corp.-Series B, Sr. Sec.
  Gtd. Notes, 12.88%, 03/15/03                  10,600,000        10,706,000
----------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08(c)                      4,480,000         4,435,200
----------------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                        9,685,000         9,733,425
----------------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%,
  11/15/09                                      13,810,000        14,776,700
----------------------------------------------------------------------------


                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

PEMEX Master Trust, Medium Term Notes, 7.88%,
  02/01/09 (Acquired 01/25/02; Cost
  $3,530,298)(d)                               $ 3,550,000    $    3,567,750
----------------------------------------------------------------------------
Pogo Producing Co.-Series B, Sr. Unsec. Sub.
  Notes, 10.38%, 02/15/09                       14,380,000        15,782,050
----------------------------------------------------------------------------
Westport Resources Corp., Sr. Unsec. Gtd.
  Sub. Notes, 8.25%, 11/01/11(c)                 3,520,000         3,594,800
============================================================================
                                                                  62,595,925
============================================================================

OIL & GAS REFINING & MARKETING-1.33%

Texas Petrochemical Corp., Sr. Unsec. Sub.
  Notes, 11.13%, 07/01/06                       11,895,000         9,694,425
----------------------------------------------------------------------------
Western Gas Resources, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 06/15/09                   8,000,000         8,520,000
============================================================================
                                                                  18,214,425
============================================================================

PAPER PACKAGING-0.20%

Riverwood International Corp., Sr. Unsec.
  Gtd. Notes, 10.25%, 04/01/06                   2,690,000         2,797,600
============================================================================

PAPER PRODUCTS-0.55%

Appleton Papers Inc., Sr. Sub. Notes, 12.50%,
  12/15/08(c)                                    8,160,000         7,548,000
============================================================================

PERSONAL PRODUCTS-1.41%

Armkel, LLC, Sr. Sub. Notes, 9.50%,
  08/15/09(c)                                    3,160,000         3,349,600
----------------------------------------------------------------------------
Elizabeth Arden, Inc., Sr. Sec. Notes,
  11.75%, 02/01/11                               9,450,000         9,024,750
----------------------------------------------------------------------------
Playtex Products, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.38%, 06/01/11                         6,420,000         6,829,275
============================================================================
                                                                  19,203,625
============================================================================

PHARMACEUTICALS-1.70%

Warner Chilcott, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08                  20,590,000        23,266,700
============================================================================

PHOTOGRAPHIC PRODUCTS-0.08%

Polaroid Corp., Sr. Unsec. Notes, 11.50%,
  02/15/06(b)                                   12,760,000         1,084,600
============================================================================

PUBLISHING & PRINTING-0.61%

PRIMEDIA Inc., Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                       9,100,000         8,281,000
============================================================================

RAILROADS-2.40%

Kansas City Southern Railway, Sr. Unsec. Gtd.
  Notes, 9.50%, 10/01/08                         8,239,000         8,939,315
----------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10             13,705,000        15,092,631
----------------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Unsec. Gtd.
  Disc. Yankee Deb., 11.75%, 06/15/09(a)         9,778,000         8,751,310
============================================================================
                                                                  32,783,256
============================================================================

REAL ESTATE INVESTMENT TRUSTS-1.33%

Host Marriott L.P., Sr. Notes, 9.50%,
  01/15/07(c)                                    4,900,000         5,126,625
----------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                3,345,000         3,378,450
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE

REAL ESTATE INVESTMENT TRUSTS-(CONTINUED)

Meristar Hospitality Corp., Sr. Unsec. Gtd.
  Notes, 9.13%, 01/15/11(d) (Acquired
  01/31/02; Cost $1,481,155)                   $ 9,800,000    $    9,616,250
============================================================================
                                                                  18,121,325
============================================================================

RESTAURANTS-0.07%

Perkins Family Restaurants, L.P.-Series B,
  Sr. Unsec. Notes, 10.13%, 12/15/07               970,000           960,300
============================================================================

SPECIALTY CHEMICALS-0.47%

OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11(c)                             6,260,000         6,479,100
============================================================================

SPECIALTY STORES-2.01%

CSK Auto Inc., Series A, Sr. Gtd. Sub. Deb.,
  11.00%, 11/01/06                               7,325,000         6,894,656
----------------------------------------------------------------------------
  Sr. Gtd. Unsec. Notes, 12.00%, 06/15/06(c)     4,010,000         4,150,350
----------------------------------------------------------------------------
PETCO Animal Supplies, Inc., Sr. Sub. Notes,
  10.75%, 11/01/11(c)                            4,390,000         4,609,500
----------------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                  10,865,000        11,788,525
============================================================================
                                                                  27,443,031
============================================================================

TELECOMMUNICATIONS EQUIPMENT-2.30%

Filtronic PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 10.00%, 12/01/05                 2,700,000         2,673,000
----------------------------------------------------------------------------
Loral Cyberstar Inc., Sr. Unsec. Gtd. Notes,
  10.00%, 07/15/06                               6,924,000         5,019,900
----------------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                               8,130,000         5,894,250
----------------------------------------------------------------------------
Spectrasite Holdings, Inc., Series B,
  Sr. Unsec. Sub. Notes, 12.50%, 11/15/10        9,600,000         4,848,000
----------------------------------------------------------------------------
  Sr. Disc. Notes, 12.00%, 07/15/08(a)          30,300,000         9,847,500
----------------------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 11.25%, 04/15/09(a)   11,660,000         3,148,200
============================================================================
                                                                  31,430,850
============================================================================

TEXTILES-0.74%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                      10,015,000        10,165,225
============================================================================

TRUCKING-2.46%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                  15,610,000        17,053,925
----------------------------------------------------------------------------
North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(c)                    16,865,000        16,612,025
============================================================================
                                                                  33,665,950
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-8.83%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(a)(e)                        10,440,000         7,360,200
----------------------------------------------------------------------------
Alamosa Delaware Inc., Sr. Unsec. Gtd. Notes,
  12.50%, 02/01/11                               8,630,000         8,198,500
----------------------------------------------------------------------------
  13.63%, 08/15/11                               1,545,000         1,529,550
----------------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(a)                     3,635,000         2,090,125
----------------------------------------------------------------------------


                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

American Tower Corp., Sr. Notes, 9.38%,
  02/01/09                                     $ 7,660,000    $    5,400,300
----------------------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(a)    9,915,000         8,179,875
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%, 08/01/11             8,020,000         7,137,800
----------------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 14.00%, 10/01/10(a)                    20,645,000         9,599,925
----------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(a)                                    9,895,000         5,739,100
----------------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Notes,
  14.00%, 01/15/11                              13,320,000        12,987,000
----------------------------------------------------------------------------
Microcell Telecommunications Inc.
  (Canada)-Series B, Sr. Disc. Yankee Notes,
  14.00%, 06/01/06                               8,495,000         7,220,750
----------------------------------------------------------------------------
Nextel Communications, Inc.,
  Sr. Notes, 12.00%, 11/01/08                   21,515,000        18,180,175
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%, 02/01/11              2,930,000         2,138,900
----------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 01/15/11                               8,410,000         9,629,450
----------------------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.38%, 02/01/11                                1,760,000         1,768,800
----------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Sub. Notes, 14.00%, 04/15/10(a)         20,985,000        10,387,575
----------------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(a)          4,580,000         3,183,100
============================================================================
                                                                 120,731,125
============================================================================
    Total Bonds & Notes (Cost $1,646,308,852)                  1,281,006,463
============================================================================

                                                 SHARES
STOCKS-2.77%

AEROSPACE & DEFENSE-0.00%

Earthwatch Inc.-Series C, $.30 PIK Conv. Pfd.
  (Acquired 09/15/99-12/14/01; Cost
  $64,596)(d)                                    2,047,795            20,478
----------------------------------------------------------------------------
Earthwatch Inc.-Series C, $1.20, Conv. Pfd         127,504             2,550
============================================================================
                                                                      23,028
============================================================================

BROADCASTING & CABLE TV-0.30%

CSC Holdings Inc., 11.125% PIK Pfd                  38,700         4,131,225
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.06%

AT&T Latin America Corp.-Class A(f)                804,650           772,464
============================================================================

TELECOMMUNICATIONS EQUIPMENT-0.00%

World Access, Inc.-Series D, Conv. Pfd.
  (Acquired 03/03/00; Cost $16,365,448)(d)(f)       16,707                17
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.41%

Celcaribe S.A., Ordinary Trust Ctfs.
  (Acquired 05/17/94-01/23/97; Cost $0)(d)(f)    2,276,400         2,276,400
----------------------------------------------------------------------------
Crown Castle International Corp.(f)                 63,576           462,197
----------------------------------------------------------------------------

                                                                  MARKET
                                                 SHARES           VALUE
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Crown Castle International Corp.-$3.13 Conv.
  Pfd.                                             248,000    $    5,549,000
----------------------------------------------------------------------------
Dobson Communications Corp.-$122.50 PIK Pfd         27,328        24,595,200
============================================================================
                                                                  32,882,797
============================================================================
    Total Stocks (Cost $60,752,420)                               37,809,531
============================================================================

WARRANTS-0.39%

ALTERNATIVE CARRIERS-0.01%

GT Group Telecom Inc. (Canada)-Wts., expiring
  02/01/10 (Acquired 09/18/00; Cost
  $3,111,758)(d)(g)                                 28,880           144,400
============================================================================

BROADCASTING & CABLE TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98-02/01/00; Cost
  $270)(d)(g)                                       47,295               473
============================================================================

CASINOS & GAMING-0.00%

Resort At Summerlin LP-Wts., expiring
  12/15/07(g)                                       21,198               212
============================================================================

CONSTRUCTION MATERIALS-0.01%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00-01/30/01; Cost
  $10,000)(d)(g)                                     9,580           170,045
============================================================================

GENERAL MERCHANDISE STORES-0.01%

Travelcenters of America Inc.-Wts., expiring
  05/01/09 (Acquired 01/29/01; Cost $0)(d)(g)       13,500           138,375
============================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B-Pfd.
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(d)(g)                                    20,195            11,107
----------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Wts., expiring
  11/15/09 (Acquired 06/13/00; Cost $0)(d)(g)       20,195            11,107
----------------------------------------------------------------------------
Winsloew Escrow Corp.-Wts., expiring 08/15/07
  (Acquired 12/06/99; Cost $0)(d)(g)                 2,025            21,263
============================================================================
                                                                      43,477
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

KMC Telecom Holdings, Inc.-Wts., expiring
  4/15/08(g)                                            35                96
----------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(d)(g)                          15,155                 0
----------------------------------------------------------------------------
PF.Net Communications, Inc.-Wts., expiring
  05/15/10 (Acquired 07/19/00; Cost $0)(d)(g)       18,200               182
============================================================================
                                                                         278
============================================================================

INTERNET SOFTWARE & SERVICES-0.04%

Equinix, Inc.-Wts., expiring 12/01/07
  (Acquired 05/30/00; Cost $0)(d)(g)                15,110           590,650
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE

RAILROADS-0.07%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(d)(g)                14,375    $      937,969
============================================================================

TELECOMMUNICATIONS EQUIPMENT-0.05%

Loral Space & Communications, Ltd.-Wts.,
  expiring 12/26/06(g)                              68,302           691,558
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.20%

Horizon PCS, Inc.-Wts., Expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(d)(g)                27,480           693,870
----------------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(d)(g)                           5,880           148,470
----------------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(d)(g)                13,320           536,130
----------------------------------------------------------------------------
UbiquiTel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(d)(g)                25,910    $    1,295,500
============================================================================
                                                                   2,673,970
============================================================================
    Total Warrants (Cost $3,890,725)                               5,391,407
============================================================================

MONEY MARKET FUNDS-2.44%

STIC Liquid Assets Portfolio(h)                 16,648,041        16,648,041
----------------------------------------------------------------------------
STIC Prime Portfolio(h)                         16,648,041        16,648,041
============================================================================
    Total Money Market Funds (Cost
      $33,296,082)                                                33,296,082
============================================================================
TOTAL INVESTMENTS-99.34% (Cost
  $1,744,248,079)                                              1,357,503,483
============================================================================
OTHER ASSETS LESS LIABILITIES-0.66%                                9,075,707
============================================================================
NET ASSETS-100.00%                                            $1,366,579,190
____________________________________________________________________________
============================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs    - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(d) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 01/31/02 was $30,215,161, which represented 2.21% of the Fund's net assets.
(e) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(f) Non-income producing security.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JANUARY 31, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $1,744,248,079)                            $1,357,503,483
-----------------------------------------------------------
Receivables for:
  Investments sold                               11,683,692
-----------------------------------------------------------
  Fund shares sold                                7,049,341
-----------------------------------------------------------
  Dividends and interest                         36,165,732
-----------------------------------------------------------
Investment for deferred compensation plan           101,438
-----------------------------------------------------------
Other assets                                         66,764
===========================================================
    Total assets                              1,412,570,450
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          28,878,433
-----------------------------------------------------------
  Fund shares reacquired                          9,350,208
-----------------------------------------------------------
  Dividends                                       6,138,632
-----------------------------------------------------------
  Deferred compensation plan                        101,438
-----------------------------------------------------------
Accrued distribution fees                           842,101
-----------------------------------------------------------
Accrued trustees' fees                                1,664
-----------------------------------------------------------
Accrued transfer agent fees                         271,714
-----------------------------------------------------------
Accrued operating expenses                          407,070
===========================================================
    Total liabilities                            45,991,260
===========================================================
Net assets applicable to shares
  outstanding                                $1,366,579,190
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                      $  615,737,186
___________________________________________________________
===========================================================
Class B                                      $  679,375,980
___________________________________________________________
===========================================================
Class C                                      $   71,466,024
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                         134,778,759
___________________________________________________________
===========================================================
Class B                                         148,378,042
___________________________________________________________
===========================================================
Class C                                          15,654,968
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                  $         4.57
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $4.57 divided by
      95.25%)                                $         4.80
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                    $         4.58
___________________________________________________________
===========================================================
Class C:

  Net asset value and offering price per
    share                                    $         4.57
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JANUARY 31, 2002
(UNAUDITED)

INVESTMENT INCOME:

Interest                                      $  87,498,433
-----------------------------------------------------------
Dividends                                         2,048,170
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                             515,256
===========================================================
    Total investment income                      90,061,859
===========================================================

EXPENSES:

Advisory fees                                     3,678,750
-----------------------------------------------------------
Administrative services fees                        106,955
-----------------------------------------------------------
Custodian fees                                       68,461
-----------------------------------------------------------
Distribution fees -- Class A                        802,458
-----------------------------------------------------------
Distribution fees -- Class B                      3,575,903
-----------------------------------------------------------
Distribution fees -- Class C                        372,768
-----------------------------------------------------------
Transfer agent fees -- Class A                      744,933
-----------------------------------------------------------
Transfer agent fees -- Class B                      836,094
-----------------------------------------------------------
Transfer agent fees -- Class C                       87,158
-----------------------------------------------------------
Trustees' fees                                        7,517
-----------------------------------------------------------
Other                                               350,532
===========================================================
    Total expenses                               10,631,529
===========================================================
Less: Fees waived                                    (3,501)
-----------------------------------------------------------
    Expenses paid indirectly                        (56,731)
===========================================================
    Net expenses                                 10,571,297
===========================================================
Net investment income                            79,490,562
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                   (176,882,688)
===========================================================
Change in net unrealized appreciation of
  investment securities                          74,140,755
===========================================================
Net gain (loss) from investment securities     (102,741,933)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                   $ (23,251,371)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JANUARY 31, 2002 AND THE YEAR ENDED JULY 31, 2001 (UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                                JANUARY 31,          JULY 31,
                                                                    2002               2001
                                                              ----------------    ---------------
OPERATIONS:

  Net investment income                                       $    79,490,562     $   214,139,633
-------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (176,882,688)       (521,648,172)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                          74,140,755        (132,633,058)
=================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                   (23,251,371)       (440,141,597)
=================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (38,890,662)       (101,172,746)
-------------------------------------------------------------------------------------------------
  Class B                                                         (40,621,004)       (102,753,707)
-------------------------------------------------------------------------------------------------
  Class C                                                          (4,242,794)        (10,213,180)
-------------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                                  --          (4,772,897)
-------------------------------------------------------------------------------------------------
  Class B                                                                  --          (5,196,404)
-------------------------------------------------------------------------------------------------
  Class C                                                                  --            (519,501)
-------------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                            (442,178)         (1,659,640)
-------------------------------------------------------------------------------------------------
  Class B                                                            (491,702)         (1,806,903)
-------------------------------------------------------------------------------------------------
  Class C                                                             (51,390)           (180,642)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         (19,817,233)        (73,156,301)
-------------------------------------------------------------------------------------------------
  Class B                                                         (23,297,403)       (114,095,709)
-------------------------------------------------------------------------------------------------
  Class C                                                          (4,735,146)          4,602,693
=================================================================================================
    Net increase (decrease) in net assets                        (155,840,883)       (851,066,534)
=================================================================================================

NET ASSETS:

  Beginning of period                                           1,522,420,073       2,373,486,607
=================================================================================================
  End of period                                               $ 1,366,579,190     $ 1,522,420,073
_________________________________________________________________________________________________
=================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 3,180,493,637     $ 3,228,343,419
-------------------------------------------------------------------------------------------------
  Undistributed net investment income                             (13,668,148)         (6,179,915)
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (1,413,501,703)     (1,236,619,015)
-------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   (386,744,596)       (463,124,416)
=================================================================================================
                                                              $ 1,366,579,190     $ 1,522,420,073
_________________________________________________________________________________________________
=================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JANUARY 31, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $845,107,522 as of July 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $2,239,065 reduction in the cost of securities and a corresponding $2,239,065 increase in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $506,784, to increase net unrealized gains and losses by $449,155 and to increase net realized gains and losses by $57,629. As a result the net investment income per share remained the same, the net realized and unrealized gains and losses per share remained the same, and the ratio of net investment income to average net assets decreased by 0.07%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended January 31, 2002, AIM waived fees of $3,501.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2002, AIM was paid $106,955 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2002, AFS was paid $914,845 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended January 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $802,458, $3,575,903 and $372,768, respectively, as compensation under the Plans.

  AIM Distributors received commissions of $83,118 from sales of the Class A shares of the Fund during the six months ended January 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended January 31, 2002, AIM Distributors received $20,331 in contingent deferred sales charges imposed on redemptions of Fund shares.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended January 31, 2002, the Fund paid legal fees of $4,487 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the six months ended January 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $7,735 and reductions in custodian fees of $48,996 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $56,731.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2002 was $349,231,554 and $390,541,972, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2002 is as follows:

Aggregate unrealized appreciation of investment securities      $  54,199,412
-----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (447,259,192)
=============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                    $(393,059,780)
_____________________________________________________________________________
=============================================================================
Cost of investments for tax purposes is $1,750,563,263.


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2002 and the year ended July 31, 2001 were as follows:

                                                                    SIX MONTHS ENDED
                                                                    JANUARY 31, 2002            YEAR ENDED JULY 31, 2001
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT           SHARES          AMOUNT
                                                              -----------    -------------    ------------    -------------
Sold:
  Class A                                                      27,937,876    $ 130,616,111      88,790,617    $ 503,250,413
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      17,046,771       80,242,781      36,141,916      204,218,189
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       3,732,741       17,510,045      10,285,951       58,789,265
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       5,318,478       24,718,797      12,173,551       68,377,402
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,028,067       18,761,255       8,839,237       49,784,875
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         503,647        2,341,908       1,176,597        6,579,431
===========================================================================================================================
Reacquired:
  Class A                                                     (37,412,194)    (175,152,141)   (112,890,159)    (644,784,116)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (26,105,362)    (122,301,439)    (63,698,704)    (368,098,773)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (5,226,297)     (24,587,099)    (10,589,223)     (60,766,003)
===========================================================================================================================
                                                              (10,176,273)   $ (47,849,782)    (29,770,217)   $(182,649,317)
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                  CLASS A
                                            ------------------------------------------------------------------------------------
                                            SIX MONTHS          YEAR      SEVEN MONTHS
                                              ENDED            ENDED         ENDED               YEAR ENDED DECEMBER 31,
                                            JANUARY 31,       JULY 31,     JULY 31,       --------------------------------------
                                              2002              2001         2000            1999          1998          1997
                                            -----------       --------    ------------    ----------    ----------    ----------
Net asset value, beginning of period         $   4.92         $   7.00     $     8.07     $     8.77    $    10.16    $     9.88
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.27(a)          0.68           0.47           0.85          0.92          0.90
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (0.33)           (2.03)         (1.03)         (0.66)        (1.40)         0.28
================================================================================================================================
    Total from investment operations            (0.06)           (1.35)         (0.56)          0.19         (0.48)         1.18
================================================================================================================================
Less distributions:
  Dividends from net investment income          (0.29)           (0.69)         (0.49)         (0.87)        (0.91)        (0.90)
--------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                --            (0.03)         (0.02)         (0.02)           --            --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                              --            (0.01)            --             --            --            --
================================================================================================================================
    Total distributions                         (0.29)           (0.73)         (0.51)         (0.89)        (0.91)        (0.90)
================================================================================================================================
Net asset value, end of period               $   4.57         $   4.92     $     7.00     $     8.07    $     8.77    $    10.16
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                 (1.16)%         (19.98)%        (7.12)%         2.21%        (5.10)%       12.52%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $615,737         $683,845     $1,056,453     $1,364,502    $1,670,863    $1,786,352
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets          1.07%(c)         0.99%          0.93%(d)       0.92%         0.85%         0.90%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of net investment income to average
  net assets                                    11.52%(a)(c)     11.98%         10.79%(d)      10.06%         9.45%         9.08%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                            26%              55%            23%            79%           76%           80%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.59%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, Per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $636,732,916.
(d)  Annualized.


                                                                                  CLASS B
                                            ------------------------------------------------------------------------------------
                                            SIX MONTHS          YEAR      SEVEN MONTHS
                                              ENDED            ENDED         ENDED              YEAR ENDED DECEMBER 31,
                                            JANUARY 31,       JULY 31,      JULY 31,      --------------------------------------
                                              2002              2001         2000            1999          1998          1997
                                            -----------       --------    ------------    ----------    ----------    ----------
Net asset value, beginning of period         $   4.93         $   7.01     $     8.07     $     8.76    $    10.16    $     9.88
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.25(a)          0.64           0.44           0.79          0.84          0.83
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (0.33)           (2.03)         (1.03)         (0.66)        (1.40)         0.28
================================================================================================================================
    Total from investment operations            (0.08)           (1.39)         (0.59)          0.13         (0.56)         1.11
================================================================================================================================
Less distributions:
  Dividends from net investment income          (0.27)           (0.65)         (0.45)         (0.80)        (0.84)        (0.83)
--------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                --            (0.03)         (0.02)         (0.02)           --            --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                              --            (0.01)            --             --            --            --
================================================================================================================================
    Total distributions                         (0.27)           (0.69)         (0.47)         (0.82)        (0.84)        (0.83)
================================================================================================================================
Net asset value, end of period               $   4.58         $   4.93     $     7.01     $     8.07    $     8.76    $    10.16
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                 (1.53)%         (20.60)%        (7.49)%         1.46%        (5.90)%       11.71%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $679,376         $756,704     $1,206,737     $1,559,864    $1,820,899    $1,647,801
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets          1.82%(c)         1.75%          1.69%(d)       1.68%         1.61%         1.65%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of net investment income to average
  net assets                                    10.77%(a)(c)     11.22%         10.03%(d)       9.30%         8.69%         8.33%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                            26%              55%            23%            79%           76%           80%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 10.84%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, Per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $709,350,232.
(d)  Annualized.


                                                                                 CLASS C
                                            ----------------------------------------------------------------------------------
                                                                                                                AUGUST 4, 1997
                                            SIX MONTHS        YEAR      SEVEN MONTHS         YEAR ENDED           (DATE SALES
                                              ENDED           ENDED        ENDED            DECEMBER 31,         COMMENCED) TO
                                            JANUARY 31,     JULY 31,      JULY 31,      --------------------      DECEMBER 31,
                                               2002           2001          2000          1999      1998(a)           1997
                                            -----------     --------    ------------    --------    --------    --------------
Net asset value, beginning of period         $  4.92        $  6.99      $   8.05       $   8.74    $  10.14       $ 10.04
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         0.25(b)        0.65          0.44           0.78        0.82          0.35
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   (0.33)         (2.03)        (1.03)         (0.65)      (1.38)         0.10
==============================================================================================================================
    Total from investment operations           (0.08)         (1.38)        (0.59)          0.13       (0.56)         0.45
==============================================================================================================================
Less distributions:
  Dividends from net investment income         (0.27)         (0.65)        (0.45)         (0.80)      (0.84)        (0.35)
------------------------------------------------------------------------------------------------------------------------------
  Return of capital                               --          (0.03)        (0.02)         (0.02)         --            --
------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                             --          (0.01)           --             --          --            --
==============================================================================================================================
    Total distributions                        (0.27)         (0.69)        (0.47)         (0.82)      (0.84)        (0.35)
==============================================================================================================================
Net asset value, end of period               $  4.57        $  4.92      $   6.99       $   8.05    $   8.74       $ 10.14
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                (1.53)%       (20.52)%       (7.51)%         1.46%      (5.92)%        4.49%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $71,466        $81,871      $110,297       $129,675    $113,246       $26,177
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets         1.82%(d)       1.75%         1.69%(e)       1.68%       1.61%         1.68%(e)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of net investment income to average
  net assets                                   10.77%(b)(d)   11.22%        10.03%(e)       9.30%       8.69%         8.30%(e)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                           26%            55%           23%            79%         76%           80%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 10.84%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, Per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $73,945,839.
(e)  Annualized.

BOARD OF TRUSTEES             OFFICERS                                 OFFICE OF THE FUND

Robert H. Graham              Robert H. Graham                         11 Greenway Plaza
                              Chairman and President                   Suite 100
Frank S. Bayley                                                        Houston, TX 77046
                              Carol F. Relihan
Bruce L. Crockett             Senior Vice President and Secretary      INVESTMENT ADVISOR

Albert R. Dowden              Gary T. Crum                             A I M Advisors, Inc.
                              Senior Vice President                    11 Greenway Plaza
Edward K. Dunn Jr.                                                     Suite 100
                              Dana R. Sutton                           Houston, TX 77046
Jack M. Fields                Vice President and Treasurer
                                                                       TRANSFER AGENT
Carl Frischling               Melville B. Cox
                              Vice President                           A I M Fund Services, Inc.
Prema Mathai-Davis                                                     P.O. Box 4739
                              Karen Dunn Kelley                        Houston, TX 77210-4739
Lewis F. Pennock              Vice President
                                                                       CUSTODIAN
Ruth H. Quigley
                                                                       State Street Bank and Trust Company
Louis S. Sklar                                                         225 Franklin Street
                                                                       Boston, MA 02110

                                                                       COUNSEL TO THE FUND

                                                                       Ballard Spahr
                                                                       Andrews & Ingersoll, LLP
                                                                       1735 Market Street
                                                                       Philadelphia, PA 19103

                                                                       COUNSEL TO THE TRUSTEES

                                                                       Kramer, Levin, Naftalis & Frankel LLP
                                                                       919 Third Avenue
                                                                       New York, NY 10022

                                                                       DISTRIBUTOR

                                                                       A I M Distributors, Inc.
                                                                       11 Greenway Plaza
                                                                       Suite 100
                                                                       Houston, TX 77046

                                 EQUITY FUNDS                                        A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry since
         DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS      1976 and manages approximately $158 billion
                                                                                     in assets for more than 9 million shareholders,
            MORE AGGRESSIVE                             MORE AGGRESSIVE              including individual investors, corporate
                                                                                     clients and financial institutions.*
AIM Small Cap Opportunities(1)           AIM Developing Markets
AIM Mid Cap Opportunities(1)             AIM European Small Company                      The AIM Family of Funds--Registered
AIM Large Cap Opportunities(1)           AIM Asian Growth                            Trademark-- is distributed nationwide. AIM is
AIM Emerging Growth                      AIM International Emerging Growth           a subsidiary of AMVESCAP PLC, one of the
AIM Small Cap Growth(2)                  AIM Global Aggressive Growth                world's largest independent financial services
AIM Aggressive Growth                    AIM European Development                    companies with $398 billion in assets under
AIM Mid Cap Growth                       AIM Euroland Growth                         management.*
AIM Dent Demographic Trends              AIM International Equity
AIM Constellation                        AIM Global Growth                           * As of 12/31/01
AIM Large Cap Growth                     AIM Worldwide Spectrum
AIM Weingarten                           AIM Global Trends
AIM Small Cap Equity                     AIM International Value(4)
AIM Capital Development
AIM Charter                                            MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(3)                                  SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                               MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                  AIM New Technology
AIM Large Cap Core Equity                AIM Global Telecommunications and Technology
AIM Basic Value                          AIM Global Energy(5)
AIM Large Cap Basic Value                AIM Global Infrastructure
AIM Balanced                             AIM Global Financial Services
AIM Basic Balanced                       AIM Global Health Care
                                         AIM Global Utilities
           MORE CONSERVATIVE             AIM Real Estate(6)

                                                       MORE CONSERVATIVE

                              FIXED-INCOME FUNDS

       TAXABLE FIXED-INCOME FUNDS               TAX-FREE FIXED-INCOME FUNDS

            MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM High Yield II                        AIM High Income Municipal
AIM High Yield                           AIM Municipal Bond
AIM Strategic Income                     AIM Tax-Free Intermediate
AIM Income                               AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                                  MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

           MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund.
(5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       HYI-SAR-1

A I M DISTRIBUTORS, INC.